Investor Update First Quarter 2026

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to the expected benefits of the merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and First Savings Financial Group, Inc. (“First Savings”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results, whether the Merger is effectuated or not. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 28 Yrs Banking: 28 Yrs FMB: 11 Yrs Banking: 23 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 18 Yrs Banking: 37 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 18 Yrs Banking: 36 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University. Mark Hardwick – 11/03/1997 Mike Stewart - 02/01/2008 1988 Banking Start John Martin – 12/31/2007 Michele Kawiecki – 03/02/2015

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 3/31/20261 $21.1 Billion $15.3 Billion $16.5 Billion $6.0 Billion Assets Under Advisement2 Total Assets Total Loans Total Deposits TCE/TA YTD Return on TCE YTD ROAA Dividend Yield Price / Tangible Book Price / LTM EPS 0.55% 9.00% 6.39% 3.72% 1.32x 11.4x Market Cap $2.4B Largest financial services holding company headquartered in Central Indiana 127 Banking Centers 1Reported values impacted by acquisition-related expenses and net loss on mortgage loans reclassified to held for sale 2Includes $4.2 billion in assets under management; excludes $0.3 billion in custody assets 4 1.25% 14.07% Reported Adjusted

First Quarter Highlights 5 ▪ Reported EPS of $0.45 compared to $0.94 in 1Q25; excluding acquisition-related expenses ($17.0 million) and the net loss on mortgage loans reclassified to held for sale ($29.8 million), adjusted EPS of $1.031,2 compared to adjusted EPS of $0.941,2 in 1Q25 ▪ Efficiency ratio of 74.45%; adjusted efficiency ratio of 54.21% when excluding acquisition-related expenses and the mortgage loan reclassification ▪ Legal close of the acquisition of First Savings in Jeffersonville, Indiana on February 1, 2026 ▪ System integration planned for second quarter 2026 ▪ Repurchased 640,486 shares totaling $24.9 million through March 31, 2026 ▪ 708,856 shares totaling $27.6 million repurchased year to date through April ▪ Maintained a strong capital position with tangible common equity ratio of 9.00% 4.17% ROE 6.39% ROTCE2 Reported ROE & ROTCE (Annualized) $27.7 Million $0.45 Per Share Reported Net Income & EPS1 0.55% ROA Reported ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation $63.1 Million $1.03 Per Share Adjusted Net Income & EPS1,2 9.51% ROE 14.07% ROTCE Adjusted ROE & ROTCE2 (Annualized) 1.25% ROA Adjusted ROA2 (Annualized)

Business Strategy 6 Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Strategy: Advantages: We deliver flexible solutions through a high-touch, client-centric banking model supported by experienced teams and accessible leadership, focusing on in- footprint relationships with Whole Bank potential. • Client-Centric Relationship Banking • Experienced, Aligned Teams • Accessible Leadership • Speed & Flexibility Strategy: We help personal banking clients and small business owners prosper through a relationship-driven approach supported by strong digital capabilities and local market connectivity. • Client Centric Strategy • Community Engagement • Career Development • Performance and Culture Advantages: Strategy: We partner with individuals, families and organizations to provide comprehensive solutions and personal service in pursuit of a secure financial future • Scalable technology and relationship data integration • Proactive service and client advocacy leveraging experience • Delivering a comprehensive and coordinated client experience • Connected and empowered resources in our Communities Advantages: Strategy: Differentiate First Merchants in the Mortgage Market through a rewarding experience that attracts loyal clients and high-performing talent, while driving net contribution and expanding household relationships across the bank. • Industry-leading technology with robust digital solutions • Leveraging self-sourced & internal referrals to unlock new opportunities • Resilient through every economic cycles • Products tailored to meet the needs of diverse customer needs Advantages: Our strategy is to build on our Midwestern strength – grow organically through more and deeper relationships enhanced through smarter use of technology and customer-centric products.

Business Highlights - Loans


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.6B
Loans: $2.8B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $2.9B
Loans: $2.3B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.9B
Loans: $2.2B
Indianapolis
Indianapolis MSA Rank:7
Deposits: $3.9B
Loans: $4.9B
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.4B
Southern Indiana
Southern Indiana[3] Rank: 1
Deposits: $1.5B
Loans: $1.7B

MSA and County ranking data per FDIC

[1]Commercial includes Public Finance, Consumer includes Private Wealth and Mortgage

[2]Growth excluding $357 million of mortgage loans transferred to held for sale

[3]Southern Indiana includes Indiana counties in which First Merchants operates: Clark, Crawford, Daviess, Floyd, Harrison, and Washington

Loan Growth Summary[1,2]

	1Q26 Balance ($M)		QTD Change	
Commercial	$	10,551.3	$	(33.3)
Consumer	$	2,831.6	$	(18.6)
First Savings	$	1,879.0	$	33.1

Loan Portfolio

- Flat Commercial growth during the quarter within legacy First Merchants portfolio:
  - Regional Banking increased ~ $57 million
  - Sponsor Finance declined ~ $70 million
  - IRE declined ~ $20 million
- Consumer declined ~ $13 million within Private Wealth portfolio
- First Savings total loan portfolio increased ~ $33 million
- All loan pipelines remained strong at quarter end for all business units

First Merchants.

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Business Highlights - Deposits


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.6B
Loans: $2.8B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $2.9B
Loans: $2.3B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.9B
Loans: $2.2B
Indianapolis
Indianapolis MSA Rank:7
Deposits: $3.9B
Loans: $4.9B
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.4B
Southern Indiana
Southern Indiana² Rank: 1
Deposits: $1.5B
Loans: $1.7B

MSA and County ranking data per FDIC

[1]Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage

[2]Southern Indiana includes Indiana counties in which First Merchants operates: Clark, Crawford, Daviess, Floyd, Harrison, and Washington

Deposit Growth Summary[1]

	1Q26 Balance ($M)	QTD Change
Commercial	$ 7,234.3	$ (212.8)
Consumer	$ 5,985.5	$ 22.4
First Savings	$ 1,470.5	$ (219.6)

Deposit Portfolio

- **Commercial deposits in legacy First Merchants portfolio:**
  - **Core relationship balances increased ~$7 million**
  - **Public Funds balances declined ~$220 million**
- **Consumer deposits in legacy First Merchants portfolio:**
  - **Non-maturity balances increased ~$84 million**
  - **Maturity balance declined ~$62 million**
- **First Savings deposit portfolio:**
  - **Brokered deposits totaling ~$185 million were paid off**
  - **Public Funds balances declined ~ $26 million**

First Merchants

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First Quarter Financial Results

($M except per share data)

		For the Three Months Ended,					Variance Linked Quarter	% Variance Linked QTR-Annualized
		3/31/25	6/30/25	9/30/25	12/31/25	3/31/26		
	Balance Sheet & Asset Quality							
1.	Total Assets	$18,439.8	$18,592.8	$18,811.6	$19,025.1	$21,072.5	$2,047.4	43.0%
2.	Loans	13,027.9	13,325.5	13,614.4	13,811.8	15,261.9	1,450.1	42.0%
3.	Investments	3,427.1	3,381.0	3,382.4	3,378.6	3,309.9	(68.7)	-8.1%
4.	Deposits	14,462.0	14,797.6	14,870.0	15,294.9	16,485.6	1,190.7	31.1%
5.	Total Equity	2,332.2	2,348.0	2,412.4	2,466.7	2,672.6	205.9	33.4%
6.	TCE Ratio	8.90%	8.92%	9.18%	9.38%	9.00%	-0.38%	
7.	Total RBC Ratio	13.22	13.06	13.04	13.41	13.05	-0.36	
8.	ACL / Loans	1.47	1.47	1.43	1.42	1.39	-0.03	
9.	NCOs / Avg Loans	0.15	0.07	0.15	0.18	0.27	0.09	
10.	NPAs + 90PD / Assets	0.49	0.39	0.37	0.39	0.45	0.06	
	Summary Income Statement							
11.	Net Interest Income	$130.3	$133.0	$133.7	$139.1	$151.3	$12.2	8.8%
12.	Provision for Credit Losses	4.2	5.6	4.3	7.2	4.9	(2.3)	
13.	Noninterest Income	30.0	31.3	32.5	33.1	5.8	(27.3)	-82.5%
14.	Noninterest Expense	92.9	93.6	96.6	99.5	125.1	25.6	25.7%
15.	Pre-tax Income	63.2	65.1	65.3	65.5	27.1	(38.4)	-58.6%
16.	Provision for Taxes	7.8	8.3	8.5	8.4	(1.1)	(9.5)	-113.1%
17.	Net Income	55.4	56.8	56.8	57.1	28.2	(28.9)	-50.6%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	54.9	56.3	56.4	56.6	27.7	(28.9)	-51.0%
20.	ROAA	1.21%	1.23%	1.22%	1.20%	0.55%	-0.65%	
21.	ROAE	9.38	9.63	9.51	9.23	4.17	-5.06	
22.	ROTCE[1]	14.12	14.49	14.21	13.57	6.39	-7.18	
23.	Net Interest Margin - FTE	3.22	3.25	3.24	3.29	3.35	0.06	
24.	Efficiency Ratio[1]	54.54	53.99	55.09	54.52	74.45	19.93	
	Per Share							
25.	Earnings per Diluted Share	$0.94	$0.98	$0.98	$0.99	$0.45	($0.54)	
26.	Tangible Book Value per Share[1]	27.34	27.90	29.08	30.18	29.34	(0.84)	
27.	Dividend per Share	0.35	0.36	0.36	0.36	0.36	0.00	
28.	Dividend Payout Ratio	37.2%	36.7%	36.7%	36.4%	80.0%	43.6%	

[1]See "Non-GAAP Financial Information" for reconciliation

1Q26 Highlights

- **First quarter results include First Savings operations since close on February 1**
- **Net interest income increased $12.2 million, or 8.8%,** benefiting from lower funding costs, offset by fewer days
- **Net interest margin - FTE of 3.35%** increased 6 basis points over prior quarter
- **Noninterest income increased $2.5 million, or 7.6%,** excluding $29.8 million loss on reclassified mortgage loans
- **Noninterest expense increased $8.6 million, or 8.6%,** excluding $17.0 million of acquisition costs
- **$29.34 Tangible Book Value per share,** a decrease of 2.8% from prior quarter

First Merchants.

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▪ Net unrealized AFS loss of $190.6 million ($166.9 M prior Q) ▪ Net unrealized HTM loss of $276.8 million ($253.5 M prior Q) Investment Portfolio Highlights 10 1Q26 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.3B Total Investment Portfolio Gains / LossesHighlights ▪ Effective duration of 5.7 years ▪ Cash flow of $276.7 million through remainder of 2026 with a yield of ~3.24% ▪ AA rated municipal bond portfolio ▪ ~54% of portfolio classified as Held-to-Maturity Municipal Bonds 58% Mortgage- Backed Securities 24% Collateralized Mortgage Obligations 5% U.S. Agencies 11% Corporate Obligations 2% $3.4 $3.4 $3.4 $3.4 $3.3 2.63% 2.64% 2.67% 2.63% 2.63% 1Q25 2Q25 3Q25 4Q25 1Q26 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 11 1Q26 Loan Composition Yield on Loans (%) / Total Loans ($B) $15.3B Total 1Q26 Portfolio by Yield Type Highlights Total loan rate mix as of 1Q26 • $10.5 billion variable rate • $4.8 billion fixed rate ▪ Portfolio composition is ~77% Commercial oriented ▪ Total loan yield of 6.09% ▪ New/renewed loan yields averaged 6.18% for the quarter ▪ Acquired First Savings loans totaled $1.8 billion ▪ $357 million of mortgage loans, with a WAC of 3.46%, were transferred from HFI to HFS with mark-to-market loss recorded of $29.8 million $0.9 $0.7 $0.7$0.4$0.7$0.7 $13.0 $13.3 $13.6 $13.8 $15.3 6.21% 6.32% 6.40% 6.32% 6.09% 1Q25 2Q25 3Q25 4Q25 1Q26 Total Loans ($B) Yield on Loans (%) Commercial & Industrial 30.2% Commercial Real Estate Owner-Occupied 8.7% Commercial Real Estate Non-Owner Occupied 20.9% Construction Land & Land Development 5.9% Agricultural Land & Production 2.0% Public Finance/Other Commercial 9.0% Residential Mortgage 14.9% Home Equity 7.2% Other Consumer 1.0% Fixed Rate 32% Prime-Based 11% Other Variable Rates 12% SOFR-Based 45% HFI: held-for-investment; HFS: held-for-sale

Allowance for Credit Losses - Loans 12 1Q26 Allowance for Credit Losses - Loans Highlights Change in ACL – Loans ▪ $4.9 million Q1 Provision ▪ A $22.3 million credit discount for First Savings was recorded through ACL ▪ The reserve for unfunded commitments totals $18.5 million and is recorded in Other Liabilities$192.0 $195.3 $194.5 $195.6 $212.5 1.47% 1.47% 1.43% 1.42% 1.39% 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance Allowance to Loans $192,757 $195,597 $212,520 $21,250 $22,279 $4,900 $18,410 $10,256 ACL - Loans 12/31/2024 Net Charge- offs 2025 Provision 2025 ACL - Loans 12/31/2025 First Savings Credit Discount Net Charge- offs 2026 YTD Provision 2026 YTD ACL - Loans 3/31/2026 Increase Decrease

Deposit Portfolio Highlights 13 1Q26 Deposit Composition Highlights $16.5B Total 1Total brokered deposits of $1.5 billion, which includes brokered CDs of $593 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 90% core deposits2 • 23% noninterest bearing ▪ Insured 71.4% / Uninsured 28.6% ▪ Average deposit account balance of $38,000 ▪ Acquired First Savings deposits totaled $1.7 billion 1 Demand Deposits 49% Savings Deposits 37% Certificates & Time Deposits > $100k 6% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposits 4% $14.5 $14.8 $14.9 $15.3 $16.5 2.23% 2.30% 2.44% 2.32% 2.09% 1Q25 2Q25 3Q25 4Q25 1Q26 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion 1Q25 2Q25 3Q25 4Q25 1Q26 1. Net Interest Income - FTE ($millions) 136.4$ 139.2$ 139.9$ 145.3$ 157.7$ 2. Fair Value Accretion 1.1$ 1.0$ 0.9$ 1.0$ 2.8$ 3. Adjusted Net Interest Income - FTE1 135.3$ 138.2$ 139.0$ 144.3$ 154.9$ 4. Tax Equivalent Yield on Earning Assets 5.39% 5.50% 5.58% 5.52% 5.41% 5. Interest Expense/Average Earning Assets 2.17% 2.25% 2.34% 2.23% 2.06% 6. Net Interest Margin - FTE 3.22% 3.25% 3.24% 3.29% 3.35% 7. Fair Value Accretion Effect 0.03% 0.03% 0.02% 0.02% 0.06% 8. Adjusted Net Interest Margin1 3.19% 3.22% 3.22% 3.27% 3.29% $136.4 $139.2 $139.9 $145.3 $157.7 3.22% 3.25% 3.24% 3.29% 3.35% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income - FTE ($millions) Net Interest Margin - FTE

Wealth Management $9.8 27% Gain on Sale of Loans $6.5 18% Service Charges $9.0 25% Card Payment Fees $5.3 15% Derivative Hedge Fees $0.6 2% BOLI $3.4 10% Other Customer Fees $0.6 2% Other $0.4 1% Noninterest Income Highlights 15 1Q26 Noninterest Income Detail ($M)1 $35.6M1 Total Noninterest Income Trends1 Fee Income / Revenue Highlights ▪ Reported total noninterest income of $5.8 million included a $29.8 million loss on loans moved to held-for-sale ▪ Customer-related fees increased $1.7 million on a linked- quarter basis to $31.7 million in 1Q26, driven primarily by higher gain on sale of loans and growth in wealth management fees. Customer-Related Fees ($M) $8.7 $8.8 $8.9 $9.2 $9.8 $5.0 $5.9 $5.0 $5.4 $6.5 $8.1 $8.6 $8.9 $8.7 $9.0 $4.5 $4.9 $5.0 $5.3 $5.3 $0.8 $1.2 $1.5 $1.4 $1.1 $27.1 $29.4 $29.3 $30.0 $31.7 1Q25 2Q25 3Q25 4Q25 1Q26 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees 17.6% 18.7% 18.9% 19.1% 18.4% 1Excludes $29.8 million net loss on mortgage loans reclassified to held for sale

54.54% 53.99% 55.09% 54.52% 74.45% Salary & Benefits $69.4 55% Net Occupancy & Equipment $16.1 13% Outside Data Processing $7.2 6% Professional & Other Outside Services $14.6 12% Intangible Asset Amortization $2.3 2% Marketing $1.6 1% FDIC Expense $3.9 3% Other $10.0 8% Noninterest Expense Highlights 16 1Q26 Noninterest Expense Detail $125.1M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ 1Q26 included acquisition costs of $17.0 million, $1.1 million of annual benefit plan expense, and $0.9 million charge for write-down of a building 13Q25, 4Q25, and 1Q26 Efficiency Ratios excluding non-core expenses and mortgage loan sale, see “Non-GAAP Financial Information” for reconciliation 2Excludes acquisition-related expenses of $17.0 million 54.21%1 54.56%1 54.65%1 $55.0 $54.5 $57.3 $58.3 $69.4 $64.2 $14.2 $13.8 $14.1 $14.9 $16.1 $15.8 $5.9 $7.1 $7.0 $7.5 $7.2 $7.1 $17.8 $18.2 $18.2 $18.8 $32.4 $21.0 $92.9M $93.6M $96.6M $99.5M $125.1M $108.1M 1Q25 2Q25 3Q25 4Q25 1Q26 1Q26 Adjusted Salary & Benefits Net Occupancy & Equipment Outside Data Processing Other 2

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% ▪ Repurchased 640,486 shares totaling $24.9 million through March 31, 2026 ▪ 708,856 shares totaling $27.6 million repurchased year to date through April Highlights 8.90% 8.92% 9.18% 9.38% 9.00% 1Q25 2Q25 3Q25 4Q25 1Q26 TCE Ratio Target TCE (8.00%) 11.50% 11.35% 11.34% 11.70% 11.22% 1Q25 2Q25 3Q25 4Q25 1Q26 CET 1 Ratio Target CET1 Ratio (10.00%) 13.22% 13.06% 13.04% 13.41% 13.05% 1Q25 2Q25 3Q25 4Q25 1Q26 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio Insights

Commercial

C&I



Manufacturing 20.5%
Finance & Insurance 12.3%
Wholesale Trade 10.9%
Other Admin Services 10.5%
Professional Service 6.2%
Retail Trade 5.9%
Investment CRE 5.3%
Specialty Trade 4.2%
Transportation & Warehouse 3.3%
Inv Residential RE 3.3%
Top Industries
% of C&I loans

C&I includes commercial and industrial, sponsor and owner-occupied real estate loans

- **Line utilization 51% from 49.8% 4Q25**
- **Shared National Credits:**
  - $1.0 billion to 90 borrowers, $11.4 million average balance
- **Sponsor Finance:**
  - $831.9 million to 94 companies in diverse industries
  - Senior Debt/Adj. EBITDA < 3.0X ~89%
  - Total Debt/Adj. EBITDA < 4.0X ~72%
  - FCCR > 1.50X ~74%
- **NDFI Exposure:**
  - $266 million majority comprised of in-market finance companies

CRE

CRE & Construction to Total Loans:



Total Loans
$15.3
Billion
Retail, 5.6%
Multi-Family, 4.8%
Industrial, 2.9%
Warehouse, 2.3%
Office, 1.8%
Other, 3.4%
Construction, 5.9%
Non CRE Loans, 73.2%

- **Largest CRE Property Type is Retail $859 million**
- **Construction Finance:**
  - $735.5 million CRE Construction[1]
  - $164.4 million Resi. Real Estate Construction
- **CRE concentration levels leave capacity for growth opportunities:**

CRE Construction:	39.7% / 100%[2]
CRE Total:	180.5% / 300%[2]

First Merchants.

[1]Includes Construction, Land, & Land Development
[2]Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure.

18

Asset Quality 19 Asset Quality Trends ($M) 1Q26 Highlights 1Q25 2Q25 3Q25 4Q25 Excl. First Savings First Savings1 1Q26 1. Non-Accrual Loans 81.9$ 67.4$ 65.7$ 71.8$ 69.1$ 20.5$ 89.6$ 2. Other Real Estate 5.0 0.2 1.3 0.7 0.5 0.8 1.3 3. 90PD Loans 4.3 4.4 1.9 2.0 4.0 - 4.0 4. NPAs + 90PD 91.2$ 72.0$ 68.9$ 74.5$ 73.6$ 21.3$ 94.9$ 5. NPAs + 90PD/Loans and ORE 0.70% 0.54% 0.51% 0.54% 0.62% 6. Classified Loans 362.3$ 373.5$ 344.3$ 353.0$ 334.2$ 22.9$ 357.1$ 7. Classified Loans/Loans 2.78% 2.80% 2.53% 2.56% 2.34% 8. Net Charge-offs (QTD) 4.9$ 2.3$ 5.2$ $6.02 10.3$ -$ 10.3$ 9. QTD NCO /Avg. Loans (Annualized) 0.15% 0.07% 0.15% 0.18% 0.27% 1First Savings Acquired Loans Asset Quality: ▪ Stable Asset Quality ▪ Largest Non-Accruals: • $9.9 million – IRE Multi- family Construction • $6.7 million – IRE Office • $5.3 million – IRE Office

Nonperforming Assets 20 Nonperforming Assets Roll Forward ($M) 1Q26 Highlights 1Q25 2Q25 3Q25 4Q25 Excl. First Savings First Savings1 1Q26 1. Beginning Balance NPAs + 90PD 84.6$ 91.2$ 72.0$ 68.9$ 74.5$ 74.5$ Non-Accrual 2. Add: New Non-Accruals 19.6 21.9 15.5 22.8 24.6 21.5 46.1 3. Less: To Accrual or Payoff (5.0) (32.0) (9.4) (9.1) (15.6) (1.0) (16.6) 4. Less: To OREO (0.3) (0.2) (1.3) (0.3) (0.5) - (0.5) 5. Less: Charge-offs (6.2) (4.2) (6.5) (7.3) (11.2) - (11.2) 6. Non-Accrual Loans Change 8.1 (14.5) (1.7) 6.1 (2.7) 20.5 17.8 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.3 0.2 1.3 0.3 0.5 0.8 1.3 8. Less: ORE Sold (0.2) (5.0) (0.2) (0.9) (0.7) - (0.7) 9. Less: ORE Losses (write-downs) - - - - - - 10. ORE Change 0.1 (4.8) 1.1 (0.6) (0.2) 0.8 0.6 11. 90PD Change (1.6) 0.1 (2.5) 0.1 2.0 - 2.0 12. NPAs + 90PD Change 6.6 (19.2) (3.1) 5.6 (0.9) 21.3 20.4 13. Ending Balance NPAs + 90PD 91.2$ 72.0$ 68.9$ 74.5$ 73.6$ 21.3$ 94.9$ 1First Savings Acquired Loans Nonperforming Migration: ▪ Payoff of $12.9 million – IRE Multi-family Construction ▪ New $12.0 million non- accrual IRE Office relationship

$14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $30.18 $29.34 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $32.49 $31.75 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 TBVPS TBVPS Without AFS OCI Track Record of Shareholder Value 21 Diluted Earnings per Share1Tangible Book Value per Share1 Dividends per Share CAGR 2015-2025: 8.5% Return on Tangible Common Equity1 1See “Non-GAAP Financial Information” for reconciliation 2Tangible book value per share excluding unrealized gain/loss in available for sale securities. 3Adjusted for acquisition-related expenses and loss on mortgage loans reclassified to held for sale CAGR 2015-2025: 13.3% 2 CAGR 2015-2025: 7.5% Adjusted CAGR1 8.5% $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $3.88 $0.45 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $1.43 $0.36 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.08% 6.39% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 14.07%3 $1.033

$6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $19.0 $21.1 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 History of Organic and Whole Bank Acquisition Growth 22 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($483 M) ($1.1 B) 2026 ($2.5 B)

Vision for the Future 23 Mission: To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. Strategic Imperatives Vision: To enhance the financial wellness of the diverse communities we serve PEOPLE CLIENTS PRODUCTS TECHNOLOGY Businesses Sharpening their Advantage through Focus on: Accelerated Growth through Targeted Acquisitions Organic Growth Maintain top-quartile financial results supported by leading governance, risk and compliance practices to ensure long-term sustainability Financial Objective Corporate Strategy: Our strategy is to build on our Midwestern strength—growing organically through more and deeper relationships enhanced through smarter use of technology and customer-centric products, while pursuing targeted acquisitions that expand our reach and impact.

APPENDIX

Loan Portfolio 25 Loan Portfolio Trends ($M) Year End Trends 1Q25 2Q25 3Q25 4Q25 1Q26 2023 2024 2025 1. C&I - Regional Banking 3,482$ 3,574$ 3,694$ 3,837$ 4,046$ 2,876$ 3,349$ 3,837$ 2. C&I - Sponsor Finance 824 867 911 898 832 795 766 898 3. CRE Owner Occupied 1,215 1,227 1,232 1,237 1,335 1,162 1,158 1,237 4. Total C&I Loans 5,521 5,668 5,837 5,972 6,213 4,833 5,273 5,972 5. Construction/Land/Land Dev. 793 836 789 805 900 958 792 805 6. CRE Non-Owner Occupied 2,178 2,171 2,305 2,339 3,192 2,401 2,274 2,339 7. Total CRE NOO Loans 2,971 3,007 3,094 3,144 4,092 3,359 3,066 3,144 8. Agricultural 244 265 276 283 311 263 256 283 9. Public Finance/Other Commercial 1,087 1,145 1,146 1,107 1,114 956 1,059 1,107 10. Total Commercial Loans 9,823 10,085 10,353 10,506 11,730 9,411 9,654 10,506 11. Residential Mortgage 2,413 2,426 2,436 2,440 2,274 2,304 2,389 2,440 12. Home Equity 651 674 687 711 1,105 618 660 711 13. Other Consumer 141 141 139 155 153 172 170 155 14. Total Resi Mortgage & Consumer 3,205 3,241 3,262 3,306 3,532 3,094 3,219 3,306 15. Total Loans 13,028$ 13,326$ 13,615$ 13,812$ 15,262$ 12,505$ 12,873$ 13,812$

Non-GAAP 26 1Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment 2Non-core expenses in 3Q25 included $0.6 million of severance costs ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE 1Q25 2Q25 3Q25 4Q25 1Q26 (Dollars and Shares Outstanding in Thousands, Except Per Share Amounts) Net Income Available to Common Stockholders (GAAP) 54,870$ 56,363$ 56,297$ 56,596$ 27,687$ Adjustments: Net realized losses on sales of available for sale securities 7 1 - - - Net loss on mortgage loans reclassified to held for sale - - - - 29,755 Acquisition-related expenses - - 276 524 16,968 Non-core expenses 1,2 - - 633 (743) - Tax on adjustments (2) - (220) 53 (11,279) Adjusted Net Income Available to Common Stockholders (non-GAAP) 54,875$ 56,364$ 56,986$ 56,430$ 63,131$ Average Diluted Common Shares Outstanding 58,242 57,773 57,448 57,442 61,008 Diluted Earnings Per Common Share (GAAP) 0.94$ 0.98$ 0.98$ 0.99$ 0.45$ Adjustments: Net realized losses on sales of available for sale securities - - - - - Net loss on mortgage loans reclassified to held for sale - - - - 0.49 Acquisition-related expenses - - - - 0.28 Non-core expenses1,2 - - 0.01 (0.01) - Tax on adjustments - - - - (0.19) Adjusted Diluted Earnings Per Common Share (non-GAAP) 0.94$ 0.98$ 0.99$ 0.98$ 1.03$

Non-GAAP 27 PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED 1Q25 2Q25 3Q25 4Q25 1Q26 (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 130,270$ 133,014$ 133,665$ 139,064$ 151,303$ Other Income (GAAP) 30,047 31,303 32,477 33,106 5,829 Total Revenue 160,317 164,317 166,142 172,170 157,132 Less: Other Expenses (GAAP) (92,901) (93,598) (96,561) (99,522) (125,145) Add: Net Realized Losses on Sales of Available for Sale Securities 7 1 - - - Add: Net loss on mortgage loans reclassified to held for sale - - - - 29,755 Add: Acquisition-Related Expenses (GAAP) - - 276 524 16,968 Add: Non-core Expenses1,2 (non-GAAP) - - 633 (743) - Pre-Tax, Pre-Provision Earnings (non-GAAP) 67,423$ 70,720$ 70,490$ 72,429$ 78,710$ Average Assets (GAAP) 18,341,738$ 18,508,785$ 18,637,581$ 19,039,989$ 20,407,523$ Average Equity (GAAP) 2,340,874$ 2,340,010$ 2,367,971$ 2,452,005$ 2,655,756$ PTPP/Average Assets (PTPP ROA) 1.47% 1.53% 1.51% 1.52% 1.54% PTPP/Average Equity (PTPP ROE) 11.52% 12.09% 11.91% 11.82% 11.86% 1Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment 2Non-core expenses in 3Q25 included $0.6 million of severance costs

Non-GAAP 28 NET INTEREST MARGIN ("NIM"), ADJUSTED 1Q25 2Q25 3Q25 4Q25 1Q26 (Dollars in Thousands) Net Interest Income (GAAP) 130,270$ 133,014$ 133,665$ 139,064$ 151,303$ Fully Taxable Equivalent ("FTE") Adjustment 6,127 6,199 6,209 6,185 6,394 Net Interest Income (FTE) (non-GAAP) 136,397 139,213 139,874 145,249 157,697 Average Earning Assets (GAAP) 16,960,475$ 17,158,984$ 17,282,901$ 17,648,233$ 18,842,984$ Net Interest Margin (GAAP) 3.07% 3.10% 3.09% 3.15% 3.21% FTE Adjustment 0.15% 0.15% 0.15% 0.14% 0.14% Net Interest Margin (FTE) (non-GAAP) 3.22% 3.25% 3.24% 3.29% 3.35%

Non-GAAP

EFFICIENCY RATIO

(Dollars in Thousands)	1Q25	2Q25	3Q25	4Q25	1Q26
Noninterest Expense (GAAP)	$ 92,902	$ 93,598	$ 96,561	$ 99,522	$ 125,145
Less: Intangible Asset Amortization	(1,526)	(1,505)	(1,499)	(1,498)	(2,302)
Less: OREO and Foreclosure Expenses	(600)	(29)	(121)	(775)	(1,100)
Adjusted Noninterest Expense (non-GAAP)	90,776	92,064	94,941	97,249	121,743
Net Interest Income (GAAP)	130,270	133,014	133,665	139,064	151,303
Plus: Fully Taxable Equivalent Adjustment	6,127	6,199	6,209	6,185	6,394
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	136,397	139,213	139,874	145,249	157,697
Noninterest Income (GAAP)	30,048	31,303	32,477	33,106	5,829
Less: Investment Securities (Gains) Losses	7	1	-	-	-
Adjusted Noninterest Income (non-GAAP)	30,055	31,304	32,477	33,106	5,829
Adjusted Revenue (non-GAAP)	166,452	170,517	172,351	178,355	163,526
Efficiency Ratio (non-GAAP)	**54.54%**	**53.99%**	**55.09%**	**54.52%**	**74.45%**
Adjusted Noninterest Expense (non-GAAP)	90,776	92,064	94,941	97,249	121,743
Acquisition-related expenses	-	-	(276)	(524)	(16,968)
Non-core expenses[1,2]	-	-	(633)	743	-
Adjusted Noninterest Expense Excluding Non-Core Expenses (non-GAAP)	90,776	92,064	94,032	97,468	104,775
Adjusted Revenue (non-GAAP)	166,452	170,517	172,351	178,355	163,526
Less: Gain on Branch Sale	-	-	-	-	-
Add: Net loss on mortgage loans reclassified to held for sale	-	-	-	-	29,755
Adjusted Revenue Excluding Net loss on mortgage loans reclassified to held for sale (non-GAAP)	166,452	170,517	172,351	178,355	193,281
Adjusted Efficiency Ratio (non-GAAP)	**54.54%**	**53.99%**	**54.56%**	**54.65%**	**54.21%**

[1]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[2]Non-core expenses in 3Q25 included $0.6 million of severance costs

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29

Non-GAAP

CAPITAL RATIOS

	1Q25	2Q25	3Q25	4Q25	1Q26
Total Risk-Based Capital Ratio (dollars in thousands)					
Total Stockholders' Equity (GAAP)	2,332,214	2,347,952	2,412,402	2,466,667	2,672,565
Adjust for Accumulated Other Comprehensive Loss[1]	190,311	189,975	155,864	130,135	148,861
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	25,000	25,000	25,000	25,000	25,000
Less: Disallowed Goodwill and Intangible Assets	(724,275)	(723,067)	(721,865)	(720,688)	(812,321)
Less: Disallowed Deferred Tax Assets	(573)	(473)	(418)	(97)	(4,208)
Total Tier 1 Capital (Regulatory)	$ 1,797,552	$ 1,814,262	$ 1,845,858	$ 1,875,892	$ 2,004,772
Qualifying Subordinated Debentures	47,380	47,439	47,499	47,559	76,338
Allowance for Loan Losses includible in Tier 2 Capital	192,814	197,336	200,885	197,837	220,636
Total Risk-Based Capital (Regulatory)	$ 2,037,746	$ 2,059,037	$ 2,094,242	$ 2,121,288	$ 2,301,746
Net Risk-Weighted Assets (Regulatory)	$ 15,408,760	$ 15,771,275	$ 16,059,891	$ 15,813,198	$ 17,640,901
Total Risk-Based Capital Ratio (Regulatory)	**13.22%**	**13.06%**	**13.04%**	**13.41%**	**13.05%**
Common Equity Tier 1 Capital Ratio					
Total Tier 1 Capital (Regulatory)	$ 1,797,552	$ 1,814,262	$ 1,845,858	$ 1,875,892	$ 2,004,772
Less: Qualified Capital Securities	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Common Equity Tier 1 Capital (Regulatory)	$ 1,772,552	$ 1,789,262	$ 1,820,858	$ 1,850,892	$ 1,979,772
Net Risk-Weighted Assets (Regulatory)	$ 15,408,760	$ 15,771,275	$ 16,059,891	$ 15,813,198	$ 17,640,901
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.50%**	**11.35%**	**11.34%**	**11.70%**	**11.22%**

[1] Includes net unrealized gains or losses on securities available for sale and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Non-GAAP

TANGIBLE COMMON EQUITY RATIO

Tangible Common Equity Ratio (dollars in thousands)	1Q25	2Q25	3Q25	4Q25	1Q26
Total Stockholders' Equity (GAAP)	$ 2,332,214	$ 2,347,952	$ 2,412,402	$ 2,466,667	$ 2,672,565
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(730,304)	(728,799)	(727,300)	(725,802)	(824,467)
Tangible Common Equity (non-GAAP)	$ 1,576,785	$ 1,594,028	$ 1,659,977	$ 1,715,740	$ 1,822,973
Total Assets (GAAP)	$ 18,439,787	$ 18,592,777	$ 18,811,629	$ 19,025,101	$ 21,072,521
Less: Intangible Assets	(730,304)	(728,799)	(727,300)	(725,802)	(824,467)
Tangible Assets (non-GAAP)	$ 17,709,483	$ 17,863,978	$ 18,084,329	$ 18,299,299	$ 20,248,054
Tangible Common Equity Ratio (non-GAAP)	**8.90%**	**8.92%**	**9.18%**	**9.38%**	**9.00%**

TANGIBLE COMMON EQUITY PER SHARE

Tangible Common Equity Per Share (dollars in thousands)	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20	4Q21	4Q22
Total Stockholders' Equity (GAAP)	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,912,571	$ 2,034,770
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)
Less: Intangible Assets	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(570,860)	(747,844)
Tax Benefit	6,278	5,930	6,788	5,017	7,257	5,989	4,875	7,702
Tangible Common Equity, Net of Tax (non-GAAP)	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,346,461	$ 1,269,503
Common Shares Outstanding	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359	53,410,411	59,170,583
Tangible Common Equity per Share (non-GAAP)	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 25.21**	**$ 21.45**

Tangible Common Equity Per Share (dollars in thousands)	4Q23	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26
Total Stockholders' Equity (GAAP)	$ 2,247,713	$ 2,304,983	$ 2,332,214	$ 2,347,952	$ 2,412,402	$ 2,466,667	$ 2,672,565
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(739,101)	(731,830)	(730,304)	(728,799)	(727,300)	(725,802)	(824,467)
Tax Benefit	5,819	4,263	3,939	3,614	3,290	2,966	11,069
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,489,306	$ 1,552,291	$ 1,580,724	$ 1,597,642	$ 1,663,267	$ 1,718,706	$ 1,834,042
Common Shares Outstanding	59,424,122	57,974,535	57,810,232	57,272,433	57,192,497	56,951,939	62,508,055
Tangible Common Equity per Share (non-GAAP)	**$ 25.06**	**$ 26.78**	**$ 27.34**	**$ 27.90**	**$ 29.08**	**$ 30.18**	**$ 29.34**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY

Return on Tangible Common Equity (dollars in thousands)	2015	2016	2017	2018	2019	2020	2021	2022
Total Average Stockholders' Equity (GAAP)	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,866,632	$ 1,972,445
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(18,875)
Less: Average Intangible Assets, Net of Tax	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,512)	(699,803)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,298,995	$ 1,253,767
Net Income Available to Common Stockholders (GAAP)	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 205,531	$ 220,683
Plus: Intangible Asset Amortization, Net of Tax	1,720	2,542	3,670	5,307	4,736	4,730	4,540	6,537
Tangible Net Income (non-GAAP)	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 210,071	$ 227,220
Return on Tangible Common Equity (non-GAAP)	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.17%**	**18.12%**

Return on Tangible Common Equity (dollars in thousands)	2023	2024	1Q25	2Q25	3Q25	4Q25	2025	1Q26
Total Average Stockholders' Equity (GAAP)	$ 2,127,262	$ 2,252,491	$ 2,340,874	$ 2,340,010	$ 2,367,971	$ 2,452,005	$ 2,375,500	$ 2,655,756
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(736,601)	(730,295)	(726,917)	(725,813)	(724,619)	(723,466)	(725,193)	(784,490)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,365,536	$ 1,497,071	$ 1,588,832	$ 1,589,072	$ 1,618,227	$ 1,703,414	$ 1,625,182	$ 1,846,141
Net Income Available to Common Stockholders (GAAP)	$ 221,911	$ 199,527	$ 54,870	$ 56,363	$ 56,297	$ 56,596	$ 224,126	$ 27,687
Plus: Intangible Asset Amortization, Net of Tax	6,906	5,744	1,206	1,188	1,185	1,183	4,762	1,819
Tangible Net Income (non-GAAP)	$ 228,817	$ 205,271	$ 56,076	$ 57,551	$ 57,482	$ 57,779	$ 228,888	$ 29,506
Return on Tangible Common Equity (non-GAAP)	**16.76%**	**13.71%**	**14.12%**	**14.49%**	**14.21%**	**13.57%**	**14.08%**	**6.39%**

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Non-GAAP 33 ADJUSTED RETURNS ON AVERAGE ASSETS, AVERAGE STOCKHOLDERS' EQUITY, AND TANGIBLE COMMON EQUITY 1Q26 Return on Average Assets (GAAP) Reported (GAAP) 0.55% Effect of net loss on mortgage loans reclassified to held for sale 0.59% Effect of acquisition-related expenses 0.33% Effect of tax on adjustments (0.22%) Adjusted Return on Average Assets (non-GAAP) 1.25% Return on Average Stockholders' Equity (GAAP) Reported (GAAP) 4.17% Effect of net loss on mortgage loans reclassified to held for sale 4.48% Effect of acquisition-related expenses 2.56% Effect of tax on adjustments (1.70%) Adjusted Return on Average Stockholders' Equity (non-GAAP) 9.51% Return on Tangible Common Equity (GAAP) Reported (non-GAAP) 6.39% Effect of net loss on mortgage loans reclassified to held for sale 6.45% Effect of acquisition-related expenses 3.68% Effect of tax on adjustments (2.45%) Adjusted Return on Tangible Common Equity (non-GAAP) 14.07%